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                                                                   EXHIBIT 23.1



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Form S-3 and Form S-8) of Isis Pharmaceuticals, Inc. of our report dated February 2, 2001 with respect to the financial statements of Isis
Pharmaceuticals, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2000.


                                                      /s/ ERNST & YOUNG LLP

San Diego, California
February 27, 2001